Exhibit 99.1

              Other Filing Parties Pursuant to Instruction 4(b)(v)

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Capital Z Financial Services Fund II, L.P.
54 Thompson Street
New York, New York  10012
Indirect beneficial owner solely in its capacity as general partner of Specialty Finance Partners. Capital Z Financial Services Fund II, L.P. disclaims beneficial ownership of the securities held by Specialty Finance Partners to the extent of its pecuniary interest therein.


CAPITAL Z FINANCIAL SERVICES FUND II, L.P.

    By:  Capital Z Partners, L.P., its general partner

         By:  Capital Z Partners, Ltd., its general partner

              By:  /s/ David A. Spuria                          August 19, 2003
                   -----------------------------------
                   David A. Spuria
                   General Counsel, Vice President of
                   Administration and Secretary

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Capital Z Partners, L.P.
54 Thompson Street
New York, New York  10012
Indirect beneficial owner solely in its capacity as the sole general partner of Capital Z Financial Services Fund II, L.P. Capital Z
Partners, L.P. disclaims beneficial ownership of the securities held by Specialty Finance Partners to the extent of its pecuniary interest therein.


CAPITAL Z PARTNERS, L.P.

    By:  Capital Z Partners, Ltd., its general partner

         By:  /s/ David A. Spuria                               August 19, 2003
              -----------------------------------
              David A. Spuria
              General Counsel, Vice President of
              Administration and Secretary

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Capital Z Partners, Ltd.
54 Thompson Street
New York, New York  10012
Indirect beneficial owner solely in its capacity as the sole general partner of Capital Z Partners, L.P. Capital Z Partners, Ltd. disclaims beneficial ownership of the securities held by Specialty Finance Partners to the extent of its pecuniary interest therein.


CAPITAL Z PARTNERS, LTD.

    By:  /s/ David A. Spuria                                    August 19, 2003
         ---------------------------------
         David A. Spuria
         General Counsel, Vice President of
         Administration and Secretary

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